UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2023 (August 6, 2023)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2023, the Company issued a press release announcing its financial results for the Company’s second quarter of 2023, attached as Exhibit 99.1 to this Form 8-K (the “8-K”), which is hereby incorporated by reference.  This 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 6, 2023, the Board of Directors (the “Board”) of the Company terminated the employment of Brendan Hoffman as the Company’s Chief Executive Officer without Cause (as defined in the Employment Agreement, dated as of August 7, 2020, between Mr. Hoffman and the Company, as amended as of December 17, 2021). Additionally, effective as of August 6, 2023, Mr. Hoffman resigned as a director of the Company. Mr. Hoffman’s resignation was not the result of any dispute or disagreement relating to the Company’s operations, policies, or practices.

Effective as of August 6, 2023, the Board appointed Christopher E. Hufnagel as President and Chief Executive Officer and to serve as a director of the Company to fill the vacancy created by Mr. Hoffman’s resignation. Mr. Hufnagel will not be appointed to any committees of the Board. There were no arrangements or understandings between Mr. Hufnagel and other persons pursuant to which he was appointed as a director. There are no related-party transactions in which he or any immediate member of his family has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Hufnagel, 51, has served as President of the Company since June 4, 2023. Prior to serving in such role, Mr. Hufnagel most recently served as the Company’s President, Active Group since November 2022, and as President of the Merrell brand since September 2019. From July 2018 through September 2019, he served as President, CAT Footwear. From January 2013 through July 2018, he served as Senior Vice President and Head of Corporate Strategy, and from 2008 to 2013, he served as President of Direct-to-Consumer.

To address Mr. Hufnagel’s new role as Chief Executive Officer, the Company plans to enter into an Employment Agreement with Mr. Hufnagel. Mr. Hufnagel is party to an Executive Severance Agreement with the Company in substantially the form filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Additionally, Mr. Hufnagel is party to an Indemnification Agreement with the Company in substantially the form filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

A copy of the press release issued on August 10, 2023 by the Company announcing the foregoing is filed as Exhibit 99.2 to this 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated August 10, 2023.

		99.2	Press Release dated August 10, 2023

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2023	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Executive Vice President, Chief Financial Officer and Treasurer

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